Exhibit 99.
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Citigroup Inc. securities

registered pursuant to Section 12(b) of the Securities

Exchange Act of 1934:

Title of each class	Ticker Symbol(s)	Title for iXBRL	Name of each exchange on which registered

Common Stock, par value $.01 per share	C	Common Stock, par value $.01 per share	New York Stock Exchange

Depositary Shares, each representing 1/1,000th interest in a share of 6.875% Fixed/Floating Rate Noncumulative Preferred Stock, Series K	C Pr K	Dep Shs, represent 1/1,000th interest in a share of 6.875% Fix/Float Rate Noncum Pref Stk, Ser K	New York Stock Exchange

Depositary Shares, each representing 1/1,000th interest in a share of 6.300% Noncumulative Preferred Stock, Series S	C Pr S	Depositary Shares, represent 1/1,000th interest in a share of 6.300% Noncum Pref Stock, Ser S	New York Stock Exchange

7.625% Trust Preferred Securities of Citigroup Capital III (and registrant’s guaranty with respect thereto)	C/36Y	7.625% TRUPs of Cap III (and registrant’s guaranty)	New York Stock Exchange

7.875% Fixed Rate / Floating Rate Trust Preferred Securities (TruPS ® ) of Citigroup Capital XIII (and registrant’s guaranty with respect thereto)	C N	7.875% FXD / FRN TruPS of Cap XIII (and registrant’s guaranty)	New York Stock Exchange

6.829% Fixed Rate / Floating Rate Enhanced Trust Preferred Securities (Enhanced TruPS ® ) of Citigroup Capital XVIII (and registrant’s guaranty with respect thereto)	C/67BP	6.829% FXD / FRN Enhanced TruPS of Cap XVIII (and registrant’s guaranty)	New York Stock Exchange

C-Tracks Exchange-Traded Notes Based on the Performance of the Miller/Howard MLP Fundamental Index Due September 28, 2023	MLPC	C-Tracks ETN Miller/Howard MLP Fundamental Index Due Sept 2023	NYSE Arca

C-Tracks Exchange-Traded Notes Miller/Howard Strategic Dividend Reinvestor Due September 16, 2024	DIVC	C-Tracks ETN Miller/Howard Strategic Dividend Reinvestor Due Sept 2024	NYSE Arca

C-Tracks
Exchange-Traded Notes on the Miller/Howard MLP Fundamental Index, Series B, Due July 13, 2026 of Citigroup Global Markets Holdings Inc. (“CGMHI”) (and registrant’s guaranty with respect thereto)
	MLPE	C-Tracks ETN Miller/Howard Fund, Ser B, Due July 2026 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long USD vs. JPY Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DJPY	ETN VelocityShares Daily 4X Long USD vs JPY Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long USD vs. GBP Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DGBP	ETN VelocityShares Daily 4X Long USD vs GBP Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long USD vs. EUR Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DEUR	ETN VelocityShares Daily 4X Long USD vs EUR Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long USD vs. CHF Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DCHF	ETN VelocityShares Daily 4X Long USD vs CHF Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long USD vs. AUD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DAUD	ETN VelocityShares Daily 4X Long USD vs AUD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long JPY vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UJPY	ETN VelocityShares Daily 4X Long JPY vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty )	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long EUR vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UEUR	ETN VelocityShares Daily 4X Long EUR vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty )	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long GBP vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UGBP	ETN VelocityShares Daily 4X Long GBP vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty )	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long CHF vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UCHF	ETN VelocityShares Daily 4X Long CHF vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares ® Daily 4X Long AUD vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UAUD	ETN VelocityShares Daily 4X Long AUD vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

VelocityShares ® Long LIBOR ETNs due August 16, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	ULBR	VelocityShares Long LIBOR ETNs due Aug 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

VelocityShares ® Short LIBOR ETNs due August 16, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DLBR	VelocityShares Short LIBOR ETNs due Aug 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

VelocityShares ® 3x Long Crude Oil ETNs linked to the S&P GSCI ® Crude Oil Index ER due December 15, 2031 of CGMHI (and registrant’s guaranty with respect thereto)	UWT	VelocityShares 3x Long Crude ETNs due Dec 2031 of CGMHI (and registrant’s guaranty )	NYSE Arca

VelocityShares ® 3x Inverse Crude Oil ETNs linked to the S&P GSCI ® Crude Oil Index ER due December 15, 2031 of CGMHI (and registrant’s guaranty with respect thereto)	DWT	VelocityShares 3x Inverse Crude due Dec 2031 of CGMHI (and registrant’s guaranty )	NYSE Arca

Medium-Term Senior Notes, Series N, Callable Step-Up Coupon Notes Due March 31, 2036 of CGMHI (and registrant’s guaranty with respect thereto)	C/36A	MTN, Series N, Callable Step-Up Coupon Notes Due Mar 2036 of CGMHI (and registrant’s guaranty)	New York Stock Exchange

Medium-Term Senior Notes, Series G, Callable Fixed Rate Notes Due January 13, 2027	C27C	MTN, Series G, Callable Fixed Rate Notes Due Jan 2027	New York Stock Exchange

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